                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          Dawson Geophysical Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                              MIDLAND, TEXAS 79701


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held January 23, 2001


TO THE STOCKHOLDERS:

       Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 23, 2001 for the following purposes:

       1.     Electing Directors of the Company;

       2. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2001; and

       3. Considering all other matters as may properly come before the meeting.

       The Board of Directors has fixed the close of business on November 27, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

       DATED this 27th day of November, 2000.


                       BY ORDER OF THE BOARD OF DIRECTORS



                           Paula G. Waldrop, Secretary


                                   IMPORTANT

       Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                              MIDLAND, TEXAS 79701

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD TUESDAY, JANUARY 23, 2001

                              SOLICITATION OF PROXY

       The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 23, 2001, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 4, 2000.

       Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

                               PURPOSE OF MEETING

       As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

       1.     Electing Directors of the Company;

       2. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2001; and

       3. Considering all other matters as may properly come before the meeting.

                                  VOTING RIGHTS

       The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share ("Common Stock").

       The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 27, 2000, at which time the Company had outstanding and entitled to vote at the meeting 5,428,794 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

       Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

       The election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

                              ELECTION OF DIRECTORS

       At the Annual Meeting to be held on January 23, 2001, six persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the current Directors have announced that they will be available for election to the Board of Directors. The Company's nominees for the six directorships are:

                     Paul H. Brown             Matthew P. Murphy
                     Calvin J. Clements        Howell W. Pardue
                     L. Decker Dawson          Tim C. Thompson


For information about each nominee, see "Directors and Executive Officers."

                        DIRECTORS AND EXECUTIVE OFFICERS

       The Board of Directors currently consists of two persons who are employees of the Company and four persons who are not employees of the Company (i.e., outside directors). Set forth below are the names, ages and positions of the Company's Directors and executive officers as of November 27, 2000.

                NAME                        AGE                 POSITION
                ----                        ---                 --------
           L. Decker Dawson                  80                 President,
                                                                Director
           Howell W. Pardue                  64           Executive Vice President,
                                                                Director
           Christina W. Hagan                45              Vice President,
                                                         Chief Financial Officer
           Edward L. Huff                    63              Vice President
           C. Ray Tobias                     43              Vice President
           Stephen C. Jumper                 39              Vice President
           Paula G. Waldrop                  43                 Secretary
           Paul H. Brown                     69                 Director
           Calvin J. Clements                79                 Director
           Matthew P. Murphy                 70                 Director
           Tim C. Thompson                   66                 Director

       The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

       Set forth below are descriptions of the principal occupations during at least the past five years of the Company's directors and executive officers.

       L. Decker Dawson. Mr. Dawson founded the Company in 1952 and has served in his present positions since that time. Prior thereto, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990) and received its Enterprise Award in 1997. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors
(1981). He is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum's Hall of Fame in 1997.

       Howell W. Pardue. Mr. Pardue joined the Company in 1975 and has served in his present positions since that time. Prior thereto, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.

       Christina W. Hagan. Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer in January 1997 and Vice President in September 1997. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

       Edward L. Huff. Mr. Huff joined the Company in 1956, and was elected Vice President in September 1997. Prior thereto, Mr. Huff served as instrument operator, crew manager and field supervisor. He has managed the Company's field operations since 1987.

       C. Ray Tobias. Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997. Mr. Tobias is responsible for maintaining client relationships and submitting survey cost quotations to client companies. He is presently serving on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was responsible for pricing geophysical work to major oil companies.

       Stephen C. Jumper. Mr. Jumper, a geophysicist, joined the Company in 1985, and was elected Vice President in September 1997. Mr. Jumper serves as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).

       Paula G. Waldrop. Ms. Waldrop joined the Company in 1981 and has served in her present position since 1989. Ms. Waldrop supervises administrative operations of the Company.

       Paul H. Brown. Mr. Brown has served the Company as a director since September 1999. Mr. Brown, a management consultant since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

       Calvin J. Clements. Mr. Clements has served the Company as a director since 1972. Prior thereto and until his retirement in 1987, Mr. Clements was employed by the Company as vice president of the data acquisition operations.

       Matthew P. Murphy. Mr. Murphy has served the Company as a director since 1993. Until his retirement in 1991, Mr. Murphy served as an executive of NCNB Texas, now known as Bank of America (and predecessor banks), and from 1986 to 1991, Mr. Murphy served the bank as District Director-West Texas.

       Tim C. Thompson. Mr. Thompson has served the Company as director since 1995. Mr. Thompson, a management consultant since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

                      MEETINGS AND COMMITTEES OF DIRECTORS

       During fiscal year ended September 30, 2000, six meetings of the Board of Directors were held which all of the respective members attended except that three Directors were absent from one meeting each.

       The Audit Committee currently consists of Messrs. Brown, Clements, Murphy and Thompson, all of whom are non-employee directors. The functions of the Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Company assets are verified and safeguarded; to review and approve external audits; to review audit fees and the appointment of independent public accountants; and to review non-audit services provided by the independent public accountants. The Committee met twice during fiscal year ended September 30, 2000. All members attended both meetings.

       The Compensation Committee currently consists of Messrs. Clements, Murphy and Thompson, all of whom are non-employee directors. The function of the Committee is to determine compensation for the officers of the Company that is competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business. The Committee met once during fiscal year ended September 30, 2000. All members attended this meeting.


                             MANAGEMENT COMPENSATION

       The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company's employees with those of its stockholders through potential stock ownership.


                           SUMMARY COMPENSATION TABLE

       The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company's Chief Executive Officer during the fiscal year ended September 30, 2000, and (ii) those of the Company's four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2000 (collectively, the "Named Officers"), for services rendered to the Company during fiscal years 1998, 1999 and 2000.

                                                                                                               LONG TERM
                                                                                                             COMPENSATION
                                                                                                                 AWARDS
                                                                               ANNUAL COMPENSATION             SECURITIES
                                                                       ---------------------------------       UNDERLYING
                                         FISCAL                                            OTHER ANNUAL          OPTIONS
NAME AND PRINCIPAL POSITION               YEAR          SALARY            BONUS (1)        COMPENSATION      (NO. OF SHARES)
---------------------------              ------    ---------------     --------------      -------------     ---------------
L. Decker Dawson                          2000     $       146,035     $        18,246     $            --                  --
President                                 1999             101,120                  --                  --                  --
                                          1998             174,980                  --                  --                  --


Howell W. Pardue                          2000     $       107,016     $        15,205     $            --                  --
Executive Vice President                  1999             109,596              19,739                  --               5,000
                                          1998             125,000              13,367                  --                  --


Edward L. Huff                            2000     $        89,560     $        12,164     $            --                  --
Vice President                            1999              95,272             112,070                  --              25,000
                                          1998             105,923              11,394                  --                  --


Stephen C. Jumper                         2000     $        88,967     $        12,164     $            --                  --
Vice President                            1999              90,577             112,070                  --              25,000
                                          1998             105,923               8,419                  --                  --


C. Ray Tobias                             2000     $        89,675     $        12,164     $            --                  --
Vice President                            1999              90,577             112,070                  --              25,000
                                          1998             105,923               6,274                  --                  --



(1) Any bonus that might be paid for fiscal 2000 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal 2001.

       The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 2000, and unexercised options held at September 30, 2000, by each of the named executive officers.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                        AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF              VALUE OF
                                                                      UNEXERCISED            UNEXERCISED
                                                                      OPTIONS AT            IN-THE-MONEY
                                                                        9/30/00               OPTIONS AT
                                                                      EXERCISABLE/            9/30/00(1)
                              SHARES ACQUIRED         VALUE          UNEXERCISABLE          EXERCISABLE/
      NAME                     ON EXERCISE          REALIZED        (NO. OF SHARES)         UNEXERCISABLE
-----------------           ------------------      --------        ---------------         -------------
Howell W. Pardue                    ---                  ---          5,000/5,000           $  7,328/$21,984
Edward L. Huff                      ---                  ---         10,000/20,000          $36,640/$109,921
Stephen C. Jumper                   ---                  ---         10,000/20,000          $36,640/$109,921
C. Ray Tobias                       ---                  ---         10,000/20,000          $36,640/$109,921

(1) The closing price per share on September 29, 2000, was $10.625 as reported by the Nasdaq National Market.

       Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its Employee Stock Purchase Plan and its Incentive Stock Option Plans, all of which are described below.

       Directors who are not also employees of the Company receive $1,000 per month and 500 shares of Common Stock per year for serving as directors.

COMPENSATION PLANS

       Stock Option Plans. The Dawson Geophysical Company 1991 Incentive Stock Option Plan (the "1991 Plan") provided that 150,000 shares of the Company's authorized but unissued Common Stock are reserved for issuance pursuant to the 1991 Plan and are subject to options granted to key employees during the ten-year period through January 8, 2001.

       The Dawson Geophysical Company 2000 Incentive Stock Plan provides an additional 500,000 shares reserved for issuance. The 2000 Plan contains substantially the same terms as the predecessor plan except up to 50,000 of such shares may be awarded and issued as additional compensation to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The 2000 Plan will cover a ten-year period through January 12, 2009. All outstanding options under the original plan will not be affected by the 2000 Plan. Options under the 2000 Plan will be granted at an exercise price equal to the market price of the stock on the date of grant. Each option that is granted will be exercisable after the period or periods specified in the option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after date of grant, optionees may purchase up to one-fourth of the shares covered by a particular grant, and each option becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three years.

       During fiscal 2000, no shares of the Common Stock were issued pursuant to the exercise of options granted under the 1991 Plan. During fiscal 1999, options to purchase 166,000 shares of common stock were granted to employees of the Company under the 2000 Plan. As of November 27, 2000, the total number of shares covered by outstanding options was 181,000.

       Stock Purchase Plan. On November 1, 1982, as amended September 28, 1999, the Board of Directors of the Company adopted an Employee Stock Purchase Plan (the "Purchase Plan") effective January 1, 1983, in which eligible employees may elect to purchase, through payroll deductions, shares of the Company's Common Stock and thereby increase their proprietary interest in the Company. Pursuant to the Purchase Plan, the Company contributes one dollar (before Social Security and withholding taxes) for each dollar contributed by an eligible employee to purchase Common Stock for the employee's account up to 5% of the employee's annual salary. As of September 30, 2000, no named executive officers participated in the Purchase Plan. On a bi-weekly basis, the Company matches the participants' percentage of contributions and directs the purchase of shares of the Company's Common Stock. There are no vesting requirements for the participants. The Company contributed $254,582, $214,347 and $240,328 to the Purchase Plan during the fiscal years 1998, 1999 and 2000, respectively.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

       Compensation for executive officers is based on the principles that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business, and to provide rewards which are closely linked to the Company and individual performance.

       Executive compensation is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximizing the development of each individual, and continually improving the environmental quality of its services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Company's Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

                                PERFORMANCE GRAPH

       The following graph compares the five-year cumulative total return of the Company's Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG DAWSON GEOPHYSICAL COMPANY, THE S&P 500 INDEX
                                 AND A PEER GROUP




                                    [GRAPH]


*    $100 INVESTED ON 9/30/95 IN STOCK OR INDEX-
     INCLUDING REINVESTMENTS OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.


DAWSON GEOPHYSICAL CO.

                                                                 Cumulative Total Return
                                   -------------------------------------------------------------------------------------
                                      9/95            9/96           9/97          9/98           9/99           9/00
DAWSON GEOPHYSICAL COMPANY             100.00          72.92         201.04          96.88          82.29          86.98
S&P 500                                100.00         120.34         169.01         184.30         235.54         266.83
PEER GROUP                             100.00         146.56         293.21         147.76         193.21         286.59
                                   ----------     ----------     ----------     ----------     ----------     ----------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of November 27, 2000, by each of the Company's Directors, by each of the Named Officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

                                                                                 AMOUNT AND NATURE OF           PERCENT
TITLE OF CLASS            NAME OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP(1)         OF CLASS
--------------            ------------------------                              -----------------------         --------
Common Stock              Pebbleton Corporation N.V.                                    1,036,000 (2)            19.08%
Common Stock              Wellington Management Company, LLP                              530,000 (3)             9.76%
Common Stock              L. Decker Dawson                                                427,992                 7.88%
Common Stock              Quaker Capital Management                                       358,700                 6.61%
Common Stock              Dimensional Fund Advisors Inc.                                  346,500(4)              6.38%
Common Stock              FMR Corp.                                                       291,900(5)              5.38%
Common Stock              Howell W. Pardue                                                 74,500                 1.37%
Common Stock              Calvin J. Clements                                               52,626                 *
Common Stock              Stephen C. Jumper                                                34,308                 *
Common Stock              Christina W. Hagan                                               28,649                 *
Common Stock              Edward L. Huff                                                   27,006                 *
Common Stock              C. Ray Tobias                                                    12,525                 *
Common Stock              Tim C. Thompson                                                   3,000                 *
Common Stock              Matthew P. Murphy                                                 2,000                 *
Common Stock              Paula G. Waldrop                                                  1,500                 *
Common Stock              Paul H. Brown                                                     1,000                 *
Common Stock              Share ownership of directors and
                           Executive officers as a group (11 persons)                     665,106                12.25%

----------


*      Indicates less than 1% of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each shareholder shown in the table has sole voting and investment power with respect to all shares listed as beneficially owned by such shareholder.

(2) Pebbleton Corporation N.V. and Issam Fares have filed with the Securities and Exchange Commission a Schedule 13D reporting beneficial ownership of such shares.

(3) Wellington Management Company, LLP ("WMC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of June 30, 2000, WMC in its capacity as investment adviser, may be deemed to have beneficial ownership of 530,000 shares of common stock of Dawson Geophysical Company that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios".) In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 346,500 shares of Dawson Geophysical Company stock as of September 30, 2000. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(5) FMR Corp. shares are held indirectly on behalf of its direct subsidiary Fidelity Management & Research Company.

                      REPORTING OF SECURITIES TRANSACTIONS

       Ownership of and transactions in the Company's stock by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities and Exchange Act of 1934. All reporting requirements have been filed in a timely manner.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has selected KPMG LLP for appointment as independent public accountants for the Company for the fiscal year ending September 30, 2001, subject to ratification by the stockholders. KPMG LLP served as independent public accountants for the Company for the fiscal year ended September 30, 2000, and representatives of that firm are expected to be present at the Annual Meeting of Stockholders. KPMG LLP will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.


                               NEXT ANNUAL MEETING

       The next Annual Meeting of the Company's stockholders is scheduled to be held on January 22, 2002. Appropriate proposals of stockholders intended to be presented at the 2002 Annual Meeting must be received by Ms. Paula G. Waldrop, Secretary, no later than August 15, 2001, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

                                  OTHER MATTERS

       Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.

       STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, BY WRITING TO THE SECRETARY, DAWSON GEOPHYSICAL COMPANY, 508 WEST WALL, SUITE 800, MIDLAND, TEXAS 79701.


                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Paula G. Waldrop, Secretary

                                     PROXY

                       [DAWSON GEOPHYSICAL COMPANY LOGO]

The undersigned stockholder of Dawson Geophysical Company hereby appoints L. Decker Dawson, Tim C. Thompson, and Matthew P. Murphy or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held January 23, 2001, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the following matters and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.  Elections of Directors:

    [ ]  FOR all nominees listed below (except as marked to the contrary below)

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
         Paul H. Brown, Calvin J. Clements, L. Decker Dawson, Matthew P. Murphy, Howell W. Pardue and Tim C. Thompson. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided):

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ended September 30, 2001.
    [ ] For            [ ] Against

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated November 27, 2000.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporation name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

                                          Dated
                                               ---------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                (Signature of Stockholder)

                                  PLEASE SIGN

                                   AND RETURN

                                   PROMPTLY.

                                 ANNUAL MEETING
                               JANUARY 23, 2001
                                   10:00 A.M.
                           PETROLEUM CLUB OF MIDLAND
                        501 WEST WALL, MIDLAND, TX 79701

                           THIS PROXY IS SOLICITED BY
                             THE BOARD OF DIRECTORS
                                 OF THE COMPANY

                         Please return this proxy card
                      which requires no postage if mailed
                                  in the U.S.A.